Themes Global Systemically Important Banks ETF
Schedule of Investments
as of December 31, 2023 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Banking - 81.6%(a)
Agricultural Bank of China Ltd. - Class H	48,382	$18,650
Banco Santander SA - ADR	4,157	17,210
Bank of America Corp.	542	18,249
Bank of China Ltd. - Class H	48,722	18,594
Bank of Communications Co. Ltd. - Class H	30,120	18,786
Barclays PLC - ADR	2,316	18,250
BNP Paribas SA - ADR	524	18,204
China Construction Bank Corp. - Class H	30,994	18,457
Citigroup, Inc.	352	18,107
Credit Agricole SA - ADR	2,535	17,897
Deutsche Bank AG	1,338	18,130
HSBC Holdings PLC - ADR	440	17,838
Industrial & Commercial Bank of China Ltd. - ADR	1,849	17,972
ING Groep NV - ADR	1,167	17,528
JPMorgan Chase & Co.	108	18,371
Mitsubishi UFJ Financial Group, Inc. - ADR	1,975	17,005
Mizuho Financial Group, Inc. - ADR	4,979	17,128
Royal Bank of Canada	182	18,405
Societe Generale SA - ADR	3,310	17,775
Standard Chartered PLC - ADR	1,062	17,969
Sumitomo Mitsui Financial Group, Inc. - ADR	1,715	16,601
Toronto-Dominion Bank	284	18,352
Wells Fargo & Co.	364	17,916
		413,394

Financial Services - 18.1%
Bank of New York Mellon Corp.	341	17,749
Goldman Sachs Group, Inc.	48	18,517
Morgan Stanley	203	18,930
State Street Corp.	227	17,583
UBS Group AG	600	18,540
		91,319
TOTAL COMMON STOCKS (Cost $498,386)		504,713

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%	Shares
First American Treasury Obligations Fund - Class X, 5.25%(b)	1,254	1,254
TOTAL SHORT-TERM INVESTMENTS (Cost $1,254)		1,254

TOTAL INVESTMENTS - 99.9% (Cost $499,640)		$505,967
Other Assets in Excess of Liabilities - 0.1%		308
TOTAL NET ASSETS - 100.0%		$506,275

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company
SA - Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

Themes ETF Trust

The following is a summary of significant accounting policies consistently followed by Themes Global Systemically Important Banks ETF (“GSIB”), Themes Generative Artificial Intelligence ETF (“WISE”), Themes Natural Monopoly ETF (“CZAR”), Themes Cloud Computing ETF (“CLOD”), Themes US Cash Flow Champions ETF (“USCF”), Themes US R&D Champions ETF (“USRD”), Themes Airlines ETF (“AIRL”), Themes European Luxury ETF (“FINE”), Themes Cybersecurity ETF (“SPAM”), Themes Gold Miners ETF (“AUMI”), and Themes US Small Cap Cash Flow Champions ETF (“SMCF”)(each a “Fund,” or collectively the “Funds”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by Themes Management Company, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, none of the Funds held any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

Themes Global Systemically Important Banks ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$504,713	$–	$–	$504,713
Money Market Funds	1,254	–	–	1,254
Total Investments	$505,967	$–	$–	$505,967

Refer to the Schedule of Investments for industry classifications.